UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21680

                             Virtus Total Return Fund

(Exact name of registrant as specified in charter)

101 Munson Street

                         Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

100 Pearl Street

                             Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (866) 270-7788

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMIANNUAL REPORT

Virtus Total Return Fund

Not FDIC Insured No Bank Guarantee May Lose Value	June 30, 2013

MESSAGE TO SHAREHOLDERS

Dear Virtus Total Return Fund Shareholder:

I am pleased to share with you the manager’s report for the Virtus Total Return Fund for the six months ended June 30, 2013. The report includes commentary from the fund’s co-portfolio managers Duff & Phelps Investment Management Co. and Newfleet Asset Management, LLC on how the markets and their respective equity and fixed income portions of the portfolio performed for the period.

For the six months ended June 30, 2013, the fund’s NAV gained 3.40%, including $0.10 in reinvested distributions. During the same period, the fund’s composite benchmark, consisting of 60% MSCI World Infrastructure Sector Capped Index and 40% Barclays U.S. Aggregate Bond Index returned 2.88%, including reinvested dividends. Performance for the composite’s underlying indicies over this period included a gain of 6.43% for the MSCI World Infrastructure Sector Capped Index and a loss of 2.44% for the Barclays U.S. Aggregate Bond Index.

I welcome new investors to the fund and thank all of our shareholders for entrusting your assets to us. Should you have any questions or require support, the Virtus customer service team is ready to assist you at 1-866-270-7788 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President and Trustee

Virtus Total Return Fund

August 2013

Shares of closed-end investment companies, such as the fund, trade in the market above, at, and below net asset value. This characteristic is a risk separate and distinct from the risk that the fund’s net asset value could decline. The fund is not able to predict whether its shares will trade above, below, or at net asset value in the future.

This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

Performance data quoted represents past results. Past performance is no guarantee of future results.

VIRTUS TOTAL RETURN FUND

JUNE 30, 2013 (Unaudited)

MANAGERS DISCUSSION OF FUND PERFORMANCE

About The Fund

The Virtus Total Return Fund (NYSE: DCA), (the “Fund”) is invested in a balance of approximately 60% equity and 40% fixed income. The Fund’s investment objective is total return, consisting of both capital appreciation and current income. There is no guarantee that the Fund will achieve its objective.

The use of leverage currently enables the Fund to borrow at short-term rates and then use the proceeds to invest at higher yields. As of June 30, 2013, the Fund’s leverage consisted of $50.5 million of debt, which represented about 29% of the Fund’s total assets.

Manager Comments – Duff & Phelps Investment Management Co. (DPIM)

The Fund’s equity portion invests globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries (also referred to as “essential services”). DPIM manages the equity portion, utilizing its global infrastructure strategy that leverages the company’s in-depth fundamental research expertise in income-producing securities. The following commentary discusses DPIM’s management of the Fund from January 1, 2013 through June 30, 2013.

How did the equity markets perform during the first six months of 2013?

U.S equity markets posted strong positive returns during the first half of 2013 despite a June pullback, which was the first monthly decline of 2013. The June downturn resulted from comments made by Federal Reserve (the “Fed”) Chairman Ben Bernanke when he indicated that the Fed might scale back (“taper”) its monthly asset purchases. Concerns over the policy change sent bond markets tumbling and weighed heavily on classic defensive sectors such as utilities and communications, reversing the strong performance posted in the first quarter.

As the U.S. economy has improved, and other economies across the world have stemmed the tide of deep pullbacks, equity markets have responded positively. Central banks continue to provide stimulus, underpinning economies and stock markets, until circumstances merit self-sustaining economic conditions. In the U.S., the threat of tapering loomed large, although the market was able to shake off the initial blow and continue marching upward. Not unexpectedly, as markets have raced, our defensive-oriented strategy has lagged as investors play offense.

Internationally, a China slowdown led to a sell-off in the commodity-related markets of Australia and Canada, where the Fund held overweight positions. In May, the European Central Bank (ECB) cut interest rates by 25 basis points in an attempt to stabilize the eurozone economy. European broader markets were up year to date, but significantly lagged the U.S. Despite increased volatility in the second quarter, Japanese equities outperformed other developed market equities for the first six months of 2013.

What factors affected the performance of the Fund’s equity portfolio during the period?

Adverse sector allocation was the primary reason for the equity portfolio’s relative underperformance compared to its benchmark in the first half of 2013. This was due to the overweight in transportation, which underperformed all sectors, and an underweight in the soaring health care segment of social services, a benchmark sector in which we do not invest.

Communications, while posting the strongest absolute benchmark performance, had a moderately negative impact given the Fund’s underweight. Energy and utilities had little impact in terms of sector attribution. Stock selection also had little impact, as negative relative performance of

VIRTUS TOTAL RETURN FUND

JUNE 30, 2013 (Unaudited)

MANAGERS DISCUSSION OF FUND PERFORMANCE (Continued)

communications holdings was more than offset by positive selection in utilities.

On a regional basis, the Fund’s large underweight in Asia/Pacific was by far the biggest detractor, with the main impact coming from an underweight in Japanese communications and utilities companies, which exhibited very strong performance.

What is your outlook for the equity markets and the essential services sectors in which the Fund invests?

The second half of 2013 could provide some challenges for the market. Words and actions from global central banks will continue to be watched closely. While we do not expect the Fed to change its low interest rate policy for another year or two, the tapering of its $85 billion in monthly asset purchases is a real possibility. Despite this being well telegraphed, there is the potential for some short-term volatility in the equity and bond markets.

Despite the equity portfolio’s underperformance versus the benchmark year to date, we have not materially changed the portfolio’s positioning. We believe the sustainable fundamentals of our essential services companies provide the flexibility to invest across market cycles. Of the four sectors in which the Fund invests, transportation and energy are the most economically sensitive, both of which we are currently overweight.

We favor transportation given its long contract periods, low regulatory risks, and attractive demand prospects. Our energy holdings are primarily North American-based, and we expect them to continue to benefit from growth opportunities tied to shale oil and gas development and transport. While utilities and communications are potentially less geared to an accelerating macroeconomic outlook, relatively high yields and solid growth prospects, particularly in utilities, underpin strong investment cases.

Regionally, we have been negatively impacted by the outperformance of Japan as Prime Minister Abe attempts to stimulate the economy. However, from a fundamental perspective, we will remain underweight Japanese utilities and communications companies as we are dissatisfied with managements’ commitments to equity investors and relatively low dividend yields.

Our outlook on the four global essential services sectors in which the Fund invests:

Communications: We remain underweight the communications sector. Fundamentals for the European integrated telecommunication companies continue to be difficult. Despite what appear to be attractive valuations, we are cautious given our desire for sustainable, growing dividends. U.S. telecommunications’ fundamentals are somewhat more stable, with good cash flow generation supporting solid dividends. However, valuations are less attractive, as these stocks outperformed the broader market in 2012 and have mostly held on to those gains so far in 2013. We have maintained an overweight in towers and satellite companies despite some recent stock pressure, due to their attractive long-term revenue growth profiles and high margins.

Utilities: We continue to be underweight utilities overall. However, regionally we are overweight U.S.-regulated utilities and underweight European utilities. These are positions that we have maintained for some time. Even though European utilities showed some signs of life over the second quarter, we remain concerned about political and regulatory risks such as those that have recently impacted Spanish companies. We are more comfortable with regulation in the U.S., and we have limited our exposure to power price-sensitive names given the bleak outlook for U.S. power prices.

Energy: Our overweight stance on the energy sector has not changed given attractive fundamental drivers tied to increasing shale oil and gas production. We

VIRTUS TOTAL RETURN FUND

JUNE 30, 2013 (Unaudited)

MANAGERS DISCUSSION OF FUND PERFORMANCE (Continued)

believe our energy holdings offer strong demand prospects as the economy improves, along with attractive earnings and dividend growth potential. The Fund has limited commodity exposure due to our bias toward fee-based business models.

Transportation: We are maintaining our overweight in the transportation sector. European airport and toll road performance turned around last quarter as prospects for the economy improved on the back of the ECB cutting interest rates. Toll traffic has remained weak but may be finding a bottom. Airports have fared better, primarily due to the international component of the business.

Manager Comments – Newfleet Asset Management, LLC (Newfleet)

The Fund’s fixed income allocation seeks to generate high current income and total return, capitalizing on opportunities across undervalued sectors of the bond market. Newfleet manages the fixed income portion, leveraging the knowledge and skills of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management for portfolio construction, avoiding interest rate bets and remaining duration neutral.

How did the global fixed income markets perform during the first six months of 2013?

Most fixed income spread sectors outperformed U.S. Treasuries during the first six months of the year, supported by the overall improvement in the U.S. macroeconomic environment, positive credit fundamentals, and continued demand for spread product.

Midway through the second quarter, markets experienced a sharp sell-off due to various factors, including slowing economic growth in China and the Fed’s talk of possibly tapering its bond purchases by the end of the year (which would signify the beginning of the end of quantitative easing).

Yields were higher across the curve during the first half of 2013, with the curve steepening between 2- and 10-year Treasuries, and flattening between 10- and 30-year Treasuries. The largest rise in yields was in the 7- to 10-year section of the curve.

What factors affected the performance of the Fund’s fixed income portfolio during the period?

The outperformance of most fixed income spread sectors relative to U.S. Treasuries was the key driver of the fixed income portfolio’s outperformance for the first half of 2013. In terms of fixed income sectors, the Fund’s allocation to corporate high yield securities, high yield bank loans, residential mortgage-backed securities, and asset-backed securities were positive contributors to performance. Sectors that detracted the most from performance included foreign sectors such as non-U.S. dollar securities, emerging market high yield securities, and Yankee high quality securities.

Corporate high yield and high yield bank loans benefited from a combination of factors, including solid fundamentals, shorter duration, low rate sensitivity, low defaults, and relative yield advantage to other fixed income sectors. Bank loan technicals were particularly strong, supported by heavy flows into mutual funds, strong CLO (collateralized loan obligation) formation, and a thin forward calendar for new issues.

An overweight to residential mortgage-backed securities also contributed, as demand stemming from the need to reinvest pay-downs and limited new supply, combined with improving housing metrics, short duration, and firm credit fundamentals, were cause for outperformance.

The Fund’s allocation to the asset-backed security sector also had a favorable role in performance, as positive fundamentals and a strong technical backdrop within the sector translated into outperformance for subordinate and one-off product.

VIRTUS TOTAL RETURN FUND

JUNE 30, 2013 (Unaudited)

MANAGERS DISCUSSION OF FUND PERFORMANCE (Continued)

The U.S. dollar strengthened during the first half of 2013. Weaker global economic data, commodity prices, and the prospect that the Fed’s quantitative easing might soon come to an end triggered increased flows into the U.S. dollar and away from G-10 and commodity countries, causing underperformance in the non-U.S. dollar sector.

The underperformance in the emerging markets high yield and Yankee high quality sectors has been driven by concern over the starting to taper its asset purchases, weaker growth in China, and a trend of weaker fundamentals and negative technicals caused by outflows from dedicated emerging market debt funds.

What is your outlook for fixed income markets?

The overall economic picture remains supportive of fixed income spread sectors as expectations for economic growth remain positive but subdued enough to likely keep inflation at low levels and the Federal Reserve from raising short-term interest rates in the immediate future.

We continue to be constructive on spread sectors, with a focus on credits with sound balance sheets, liquidity, and consistent free cash flow. Credit fundamentals remain positive in sectors such as corporate high yield and bank loans. With their strong fundamentals, spread sectors offer attractive valuations and compelling investment opportunities to investors searching for yield, especially given the recent sell-off. Although we remain positive on spread sectors, headwinds still exist, as the impact of Fed tapering remains uncertain, unemployment remains elevated, and the overall strength of the global economy remains in question.

We will maintain diversification in all credit-intensive sectors. We will look to be tactical with corporate credit, adding selectively on weakness, and we will consider corporate alternatives such as commercial mortgage-backed securities and taxable municipals where it would be favorable to the Fund.

The global monetary backdrop leaves potential to remain accommodative throughout the rest of the year, and with interest rates at record lows, this bodes well for the reemergence of the long-term secular trend back into foreign currency. However, volatility is likely to remain high within the sector in light of the uncertainty surrounding Fed policy and economic growth in the U.S., China, and Europe. Therefore, we are cautiously positive on the outlook for non-U.S. dollar bonds, favoring those countries with favorable fundamentals and a yield advantage versus U.S. Treasuries.

Given the current environment, we see the potential for spread sector outperformance as we get more clarity on the effect that Fed tapering will have on the markets, the sustainability and strength of the U.S. economic recovery, and the slowing of global economies. We believe the Fund is well positioned to capitalize on opportunities as they arise, and we will take advantage of any weakness in sectors or individual issues that may create value.

A fund that focuses its investments in infrastructure-related companies will be more sensitive to conditions affecting their business or operations.

Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities.

VIRTUS TOTAL RETURN FUND

JUNE 30, 2013

(Unaudited)

The following tables presents the portfolio holdings within certain sectors or countries as a percentage of total investments at June 30, 2013.

Asset Allocation

Common Stocks		61%
Utilities	20%
Telecommunication Services	15
Energy	14
All other sectors	12
Corporate Bonds and Notes		23
Financials	8
Industrials	3
Energy	3
All other sectors	9
Loan Agreements		6
Foreign Government Securities		4
Mortgage-Backed Securities		3
Asset-Backed Securities		1
Other (includes short-term investments)		2

		100%

Country Weightings

United States	54%
Canada	10
United Kingdom	8
Australia	4
Luxembourg	2
Netherlands	2
Spain	2
Other	18

Total	100%

The accompanying notes are an integral part of these financial statements

VIRTUS TOTAL RETURN FUND

JUNE 30, 2013

(Unaudited)

KEY INVESTMENT TERMS

ADR (American Depositary Receipt)

Represents shares of non-U.S. companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Non-U.S. companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed rate bond market. The index is calculated on a total return basis.

Composite Index for Total Return Fund

A composite index which consists of 60% MSCI World Infrastructure Sector Capped Index and 40% Barclays U.S. Aggregate Bond Index. The MSCI World Infrastructure Sector Capped Index is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure sectors have a combined weight of the remaining one-third of the index. The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The indices are unmanaged and not available for direct investment. The unmanaged index returns do not reflect any fees, expenses, or sales charges.

European Central Bank (“ECB”)

The European Central Bank (ECB) responsible for conducting monetary policy for the eurozone. The ECB was established as the core of the Eurosystem and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the national central banks (NCBs) of all 17 EU Member States whether they have adopted the Euro or not.

Federal Reserve (the “Fed”)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

MSCI World Infrastructure Sector Capped Index (net)

The MSCI World Infrastructure Sector Capped Index is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure have a combined weight of the remaining one-third of the index.

PIK (Payment-in-Kind)

A bond that pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Sponsored ADR (American Depositary Receipt)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the NYSE.

OUR PRIVACY COMMITMENT

The Virtus Total Return Fund recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. “Personal information” refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.

Information We Collect

We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:

•	Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and

•	Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).

Information Disclosed in Administering Products and Services

We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.

Procedures to Protect Confidentiality and Security of Your Personal Information

We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.

We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our Web site and/or other communications.

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2013 (Unaudited)

($ reported in thousands)

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—4.9%
Argentine Republic
7.000%, 10/3/15	$125		$109
PIK Interest Capitalization 8.280%, 12/31/33	201		114
Bolivarian Republic of Venezuela RegS 5.750%, 2/26/16(5)	162		145
RegS 7.000%, 12/1/18(5)	65		54
RegS 12.750%, 8/23/22(5)	80		82
RegS 8.250%, 10/13/24(5)	165		129
9.375%, 1/13/34	195		160
Commonwealth of Australia Series 125 6.250%, 6/15/14	270	AUD	256
Commonwealth of Canada 2.000%, 3/1/14	570	CAD	545
Commonwealth of New Zealand Series 415, 6.000%, 4/15/15	300	NZD	245
Federative Republic of Brazil 12.500%, 1/5/22	250	BRL	131
8.500%, 1/5/24	625	BRL	258
Hellenic Republic
2.000%, 2/24/23	90	EUR	64
2.000%, 2/24/27	120	EUR	71
Kingdom of Norway Treasury Bill, 0.000%, 12/18/13	1,160	NOK	190
Mongolia 144A 5.125%, 12/5/22(4)	200		178
Provincia de Neuquen 144A
7.875%, 4/26/21(4)	146		129
Republic of Colombia
12.000%, 10/22/15	215,000	COP	129
4.375%, 3/21/23	229,000	COP	105
Republic of Croatia 144A 6.375%, 3/24/21(4)	200		209
Republic of Iceland 144A 5.875%, 5/11/22(4)	175		185
Republic of Indonesia Series FR63 5.625%, 5/15/23	905,000	IDR	81

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
Republic of Korea Treasury Bond, Series 1312, 3.000%, 12/10/13	103,500	KRW	$91
Republic of Peru 144A 7.840%, 8/12/20(4)	170	PEN	70
RegS 6.900%, 8/12/37(5)	265	PEN	98
Republic of Philippines 4.950%, 1/15/21	5,000	PHP	119
Republic of Portugal Treasury Obligation 4.950%, 10/25/23	80	EUR	94
Republic of Slovak 144A 4.375%, 5/21/22(4)	$200		205
Republic of South Africa Series R206, 7.500%, 1/15/14	2,150	ZAR	220
Republic of Turkey 9.000%, 3/5/14	510	TRY	267
Republic of Uruguay 4.375%, 12/15/28(11)	2,200	UYU	142
Russian Federation 144A 7.850%, 3/10/18(4)	10,000	RUB	317
Series 6207 8.150%, 2/3/27	5,780	RUB	181
United Mexican States Series M, 6.000%, 6/18/15	3,210	MXN	255
Series M, 6.500%, 6/9/22	4,590	MXN	372
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $6,522)			6,000
MORTGAGE-BACKED SECURITIES—4.8%
Non-Agency—4.8%
Bear Stearns Commercial Mortgage Securities, Inc. 06-PW14, AM 5.243%, 12/11/38	355		387
06-PW13, AM 5.582%, 9/11/41(3)	310		339
07- PW, R15 5.363%, 2/11/44	150		151
Chase Mortgage Finance Corp. 07-A1, 10A1 2.903%, 2/25/37(3)	137		132

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2013 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency (continued)
Countrywide Home Loan Mortgage Pass-Through-Trust 05-6, 2A1 5.500%, 4/25/35	$160	$147
Credit Suisse First Boston Mortgage Securities Corp. 04-CF2, 1M1 144A 5.250%, 1/25/43(4)	151	164
Extended Stay America Trust 13-ESHM, M 144A 7.625%, 12/5/19(4)	210	211
Goldman Sachs Mortgage Pass-Through Securities Mortgage Loan Trust 06-RP1, 1A4 144A 8.500%, 1/25/36(4)	146	157
Goldman Sachs Mortgage Securities Corp. II 07-GG10, A4 5.982%, 8/10/45(3)	215	240
JPMorgan Chase Commercial Mortgage Securities Corp. 10-CNTR, A2, 144A 4.311%, 8/5/32(4)	300	313
Lehman Brothers – UBS Commercial Mortgage Trust 07-C7, A3 5.866%, 9/15/45(3)	157	174
MASTR Alternative Loans Trust 04-6, 10A1 6.000%, 7/25/34	121	125
MASTR Reperforming Loan Trust 05-1, 1A5 144A 8.000%, 8/25/34(4)	155	162
Merrill Lynch Mortgage Investors, Inc. 98-C1, C 6.750%, 11/15/26(3)	300	322
Morgan Stanley Capital I Trust 07-IQ14, AM 5.876%, 4/15/49(3)	115	116
Motel 6 Trust 12-MTLB, D 144A 3.781%, 10/5/25(4)	170	164
Nomura Asset Acceptance Corp.
04-R1, A1 144A 6.500%, 3/25/34(4)	193	204

	PAR VALUE	VALUE
Non-Agency (continued)
04-R3, A1 144A 6.500%, 2/25/35(4)	$129	$135
Residential Funding Mortgage Securities I, Inc. 05-S1, 1A2 5.500%, 2/25/35	300	300
Structured Asset Securities Corp. 03-AL1, A 144A 3.357%, 4/25/31(4)	216	211
02-AL1, A3 3.450%, 2/25/32	429	423
SunTrust Adjustable Rate Mortgage Loan Trust 07-S1, 5A1 4.789%, 1/25/37(3)	145	141
Wachovia Bank Commercial Mortgage Trust 07-C30, A5 5.342%, 12/15/43	300	333
07-C32, A3 5.937%, 6/15/49(3)	300	335
07-C33, A5 6.122%, 2/15/51(3)	300	341
Washington Mutual Commercial Mortgage Securities Trust 06-SL1, A, 144A 5.423%, 11/23/43(3)(4)	205	202
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $5,688)		5,929
ASSET-BACKED SECURITIES—1.8%
Cheesecake Factory Restaurant Holdings, Inc. 13-1A, A2 144A 4.474%, 3/20/43(4)	95	94
Citicorp Residential Mortgage Securities, Inc. 07-2, A3 5.991%, 6/25/37(3)	146	148
Countrywide Asset-Backed Certificates 05-1, AF5A 5.497%, 7/25/35(3)	194	188
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(4)	93	93

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2013 (Unaudited)

($ reported in thousands)

	PAR VALUE		VALUE
ASSET-BACKED SECURITIES (continued)
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(3)	$195		$192
Miramax LLC 11-1A, A, 144A 6.250%, 10/20/21(4)	177		185
New Century Home Equity Loan Trust 05-A, A4W 4.884%, 8/25/35(3)	179		167
Origen Manufactured Housing Contract Trust 04-B, M1 5.730%, 11/15/35(3)	109		115
Residential Asset Mortgage Trust 04-RZ1, M1 4.320%, 3/25/34(3)	161		166
Santander Drive Auto Receivables Trust 11-2, C 3.280%, 6/15/16	325		333
Security National Mortgage Loan Trust 04-1A, AF3, 144A 6.420%, 6/25/32(3)(4)	202		186
Terwin Mortgage Trust 04-15AL, A1 144A 5.775%, 7/25/34(3)(4)	93		93
U-Haul S Fleet LLC 10-BT1A, 1 144A 4.899%, 10/25/17(4)	224		236
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $2,150)			2,196
CORPORATE BONDS—31.8%
Consumer Discretionary—3.7%
American Axle & Manufacturing, Inc. 6.250%, 3/15/21	135		138
Arcelik AS 144A 5.000%, 4/3/23(4)	250		225
Arcos Dorados Holdings, Inc. 144A 10.250%, 7/13/16(4)	250	BRL	114

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Automotores Gildemeister SA 144A 6.750%, 1/15/23(4)	$160	$137
Bon-Ton Department Stores, Inc. (The) 144A 8.000%, 6/15/21(4)	130	133
Boyd Gaming Corp. 9.000%, 7/1/20	160	163
Brookfield Residential Properties, Inc. 144A 6.500%, 12/15/20(4)	150	152
Claire’s Stores, Inc. 144A 9.000%, 3/15/19(4)	110	122
Clear Channel Communications, Inc. 144A 9.000%, 12/15/19(4)	76	74
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	160	166
Hot Topic, Inc. 144A 9.250%, 6/15/21(4)	85	87
International Game Technology 7.500%, 6/15/19	120	139
Isle of Capri Casinos, Inc. 5.875%, 3/15/21	170	163
Jones Group, Inc. (The) Apparel Group Holdings 6.875%, 3/15/19	155	157
KOC Holding AS 144A 3.500%, 4/24/20(4)	200	173
Landry’s, Inc. 144A 9.375%, 5/1/20(4)	100	106
Lynx I Corp. 144A 5.375%, 4/15/21(4)	200	202
Meritor, Inc. 6.750%, 6/15/21	140	134
MGM Resorts International 6.750%, 10/1/20	160	166
Rent-A-Center, Inc. 144A 4.750%, 5/1/21(4)	55	52
Seminole Hard Rock Entertainment, Inc. 144A 5.875%, 5/15/21(4)	210	204

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2013 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary (continued)
ServiceMaster Co. 7.000%, 8/15/20	$155	$148
Sinclair Television Group, Inc. 5.375%, 4/1/21	175	169
Sirius XM Radio, Inc. 144A 4.250%, 5/15/20(4)	170	160
Six Flags Entertainment Corp. 144A 5.250%, 1/15/21(4)	175	169
Station Casinos LLC 144A 7.500%, 3/1/21(4)	235	238
Taylor Morrison Communities, Inc. (Monarch Communities, Inc.) 144A 5.250%, 4/15/21(4)	205	195
TRW Automotive, Inc. 144A 4.500%, 3/1/21(4)	50	50
Univision Communications, Inc. 144A 8.500%, 5/15/21(4)	150	160
144A 5.125%, 5/15/23(4)	185	176
Yankee Candle Co. Holdings LLC (Yankee Finance, Inc.) PIK Interest Capitalization 10.250%, 2/15/16	100	103

		4,575

Consumer Staples—0.5%
Chiquita Brands International, Inc. (Chiquita Brands LLC) 144A 7.875%, 2/1/21(4)	135	142
Flowers Foods, Inc. 4.375%, 4/1/22	155	151
Hawk Acquisition Sub, Inc. 144A 4.250%, 10/15/20(4)	200	192
Ingles Markets, Inc. 144A 5.750%, 6/15/23(4)	140	139

		624

Energy—4.3%
Alta Mesa Holdings LP 9.625%, 10/15/18	160	167

	PAR VALUE	VALUE
Energy (continued)
Atlas Pipeline Partners LP 144A 6.625%, 10/1/20(4)	$70	$71
Carrizo Oil & Gas, Inc. 8.625%, 10/15/18	160	172
CHC Helicopter SA 9.250%, 10/15/20	165	170
Chesapeake Energy Corp. 5.375%, 6/15/21	170	170
Compagnie Generale de Geophysique-Veritas 6.500%, 6/1/21	200	203
EPL Oil & Gas, Inc. 8.250%, 2/15/18	165	171
EV Energy Partners LP 8.000%, 4/15/19	65	66
Expro Finance Luxembourg SCA 144A 8.500%, 12/15/16(4)	102	108
Frontier Oil Corp. 6.875%, 11/15/18	235	253
Gulfmark Offshore, Inc. 6.375%, 3/15/22	155	155
Linn Energy LLC 6.500%, 5/15/19	155	152
Lukoil International Finance BV 144A 7.250%, 11/5/19(4)	150	168
Memorial Production Partners LP (Memorial Production Finance Corp.) 144A 7.625%, 5/1/21(4)	140	139
OGX Austria GmbH 144A 8.500%, 6/1/18(4)	200	65
Petrobras Global Finance BV 4.375%, 5/20/23	150	137
Petroleos de Venezuela SA Series 2014 4.900%, 10/28/14	170	160
RegS 8.500%, 11/2/17(5)	715	657
Petroleos Mexicanos 6.000%, 3/5/20	360	396
Plains Exploration & Production Co. 6.875%, 2/15/23	160	171
QEP Resources, Inc. 6.875%, 3/1/21	110	119

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2013 (Unaudited)

($ reported in thousands)

	PAR VALUE		VALUE
Energy (continued)
QGOG Constellation S.A. 144A 6.250%, 11/9/19(4)	$200		$196
Quicksilver Resources, Inc. 7.125%, 4/1/16	160		142
Regency Energy Partners LP (Regency Energy Finance Corp.) 144A 4.500%, 11/1/23(4)	130		118
Rosneft Oil Co. (Rosneft International Finance Ltd.) 144A 4.199%, 3/6/22(4)(8)	200		185
Sabine Pass Liquefaction LLC 144A 5.625%, 2/1/21(4)	135		131
Targa Resources Partners LP 6.375%, 8/1/22	169		178
Venoco, Inc. 11.500%, 10/1/17	150		159
Weatherford International Ltd. 9.625%, 3/1/19	105		133
Zhaikmunai LP 144A 7.125%, 11/13/19(4)	200		201

			5,313

Financials—11.5%
Air Lease Corp. 4.750%, 3/1/20	160		154
Aircastle Ltd. 7.625%, 4/15/20	130		144
Akbank TAS 144A 7.500%, 2/5/18(4)	300	TRY	143
Alfa Bank OJSC (Alfa Bond Issuance plc) RegS 7.875%, 9/25/17(5)(8)	155		165
Allstate Corp. 6.125%, 5/15/37(3)	165		177
ALROSA Finance SA 144A 7.750%, 11/3/20(4)	200		215
Banco ABC Brasil SA 144A 7.875%, 4/8/20(4)	155		164

	PAR VALUE		VALUE
Financials (continued)
Banco Bilbao Vizcaya Argentaria Bancomer SA 144A 6.500%, 3/10/21(4)	$260		$273
Banco Bradesco SA 144A 5.900%, 1/16/21(4)	195		198
Banco do Brasil SA 144A 5.375%, 1/15/21(4)	195		190
Banco Internacional del Peru SAA 144A 5.750%, 10/7/20(4)	150		153
Banco Santander Brasil SA 144A 8.000%, 3/18/16(4)	330	BRL	136
Banco Santander Chile 144A 3.875%, 9/20/22(4)	155		144
Banco Votorantim SA 144A 7.375%, 1/21/20(4)	320		337
Bancolombia SA 5.125%, 9/11/22	165		157
Bank of Georgia JSC 144A 7.750%, 7/5/17(4)	200		204
Bank of India 144A 3.250%, 4/18/18(4)	200		187
144A 3.625%, 9/21/18(4)	200		188
Barclays Bank plc 144A 6.050%, 12/4/17(4)	250		270
Braskem Finance Ltd. 144A 5.750%, 4/15/21(4)	245		239
Burlington Holdings LLC (Burlington Holding Finance, Inc.) PIK Interest Capitalization, 144A 9.000%, 2/15/18(4)	100		103
Carlyle Holdings Finance LLC 144A 3.875%, 2/1/23(4)	160		155
Chubb Corp. (The) 6.375%, 3/29/67(3)	160		171
Citigroup, Inc. 4.050%, 7/30/22	130		125
CorpGroup Banking SA 144A 6.750%, 3/15/23(4)	250		253

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2013 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
Financials (continued)
E*TRADE Financial Corp. 6.375%, 11/15/19	$135	$138
ESAL GmbH 144A 6.250%, 2/5/23(4)	200	184
Eurasian Development Bank 144A 4.767%, 9/20/22(4)	200	189
Fidelity National Financial, Inc. 5.500%, 9/1/22	40	42
Fifth Third Capital Trust IV 6.500%, 4/15/37(3)	160	159
First Niagara Financial Group, Inc. 6.750%, 3/19/20	50	58
7.250%, 12/15/21	150	172
Gazprom OAO (Gaz Capital SA) RegS 6.510%, 3/7/22(5)	275	291
General Motors Financial Co., Inc. 144A 4.750%, 8/15/17(4)	140	144
Genworth Financial, Inc. 7.625%, 9/24/21	80	93
GRD Holdings III Corp. 144A 10.750%, 6/1/19(4)	100	108
Huntington Bancshares, Inc. 7.000%, 12/15/20	85	101
Hutchison Whampoa International Ltd. Series 12 144A 6.000%(3)(4)(6)(7)	185	192
ING (U.S.), Inc. 144A 5.500%, 7/15/22(4)	180	191
144A 5.650%, 5/15/53(3)(4)	170	160
International Lease Finance Corp.
3.875%, 4/15/18	170	160
5.875%, 8/15/22	150	149
Intesa San Paolo SpA 3.125%, 1/15/16	200	197
Inversiones CMPC SA 144A 4.375%, 5/15/23(4)	200	191

	PAR VALUE		VALUE
Financials (continued)
Itau Unibanco Holding SA 144A 5.125%, 5/13/23(4)	$200		$187
Jefferies Group LLC 5.125%, 1/20/23	50		50
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(4)	200		203
Kazkommerts Bank International BV 144A 7.875%, 4/7/14(4)	90		91
Korea Development Bank 3.500%, 8/22/17	250		255
Korea Finance Corp. 4.625%, 11/16/21	200		203
Legg Mason, Inc. 5.500%, 5/21/19	100		103
Level 3 Financing, Inc. 7.000%, 6/1/20	185		186
Macquarie Group Ltd. 144A 7.625%, 8/13/19(4)	190		220
Morgan Stanley 144A 10.090%, 5/3/17(4)	280	BRL	124
4.100%, 5/22/23	100		92
Nationstar Mortgage LLC (Nationstar Capital Corp.) 6.500%, 7/1/21	160		154
Nordea Bank AB 144A 4.250%, 9/21/22(4)	200		197
Novatek OAO (Novatek Finance Ltd.) 4.422%, 12/13/22(4)(8)	200		184
Phosagro OAO (Phosagro Bond Funding Ltd.) 144A 4.204%, 2/13/18(4)(8)	200		197
PKO Finance AB 144A 4.630%, 9/26/22(4)(8)	200		194
Progressive Corp. (The) 6.700%, 6/15/37(3)	225		243
Prudential Financial, Inc.
5.875%, 9/15/42(3)	305		306
5.200%, 3/15/44(3)(6)	30		28
Regions Bank 7.500%, 5/15/18	250		292

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2013 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
Financials ( continued)
Reliance Holdings USA, Inc. 144A 5.400%, 2/14/22(4)	$250	$254
Resona Bank Ltd. 144A 5.850%(3)(4)(6)(7)	160	171
Russian Agricultural Bank OJSC (RSHB Capital SA) 144A 5.298%, 12/27/17(4)	200	204
Santander U.S. Debt S.A.U. 144A 3.724%, 1/20/15(4)	155	157
Sberbank of Russia (Sberbank CapItal SA) 144A 6.125%, 2/7/22(4)(8)	200	209
144A 5.125%, 10/29/22(4)(8)	235	220
SLM Corp.
4.625%, 9/25/17	130	128
5.500%, 1/25/23	95	90
Telecom Italia Capital SA 7.175%, 6/18/19	75	83
TMK OAO (TMK Capital SA) 144A 6.750%, 4/3/20(4)(8)	200	186
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(4)	215	201
Turkiye Is Bankasi 144A 3.875%, 11/7/17(4)	200	195
UPCB Finance VI Ltd. 144A 6.875%, 1/15/22(4)	150	156
VTB Bank OJSC (VTB Capital SA) 144A 6.000%, 4/12/17(4)(8)	205	213
Wells Fargo & Co. 3.450%, 2/13/23	135	129
Willis Group Holdings plc 5.750%, 3/15/21	165	179
Yapi ve Kredi Bankasi AS 144A 4.000%, 1/22/20(4)	200	180
Zions Bancorporation 4.500%, 6/13/23	60	59

		14,087

	PAR VALUE	VALUE
Health Care—0.8%
Alere, Inc. 144A 6.500%, 6/15/20(4)	$120	$117
HCA, Inc. 6.500%, 2/15/20	270	293
inVentiv Health, Inc. 144A 9.000%, 1/15/18(4)	35	37
Symbion, Inc. 8.000%, 6/15/16	125	130
Tenet Healthcare Corp. 144A 4.500%, 4/1/21(4)	240	224
Valeant Pharmaceuticals International, Inc. Escrow Corp.
144A 6.750%, 8/15/18(4)	110	113
144A 7.500%, 7/15/21(4)	20	21

		935

Industrials—4.6%
AAR Corp. 144A 7.250%, 1/15/22(4)	150	162
ADS Tactical, Inc. 144A 11.000%, 4/1/18(4)	105	102
Ahern Rentals, Inc. 144A 9.500%, 6/15/18(4)	135	135
Air Canada Pass-Through-Trust 13-1B 144A 5.375%, 5/15/21(4)	79	78
America West Airlines Pass-Through-Trust Series 00-1, G 8.057%, 7/2/20	313	348
American Airlines Pass-Through-Trust 13-1, A 144A 4.000%, 7/15/25(4)	200	189
Ashton Woods USA LLC (Ashton Woods Finance Co.) 144A 6.875%, 2/15/21(4)	165	167
Atlas Air Pass-Through-Trust 98-1, A 7.380%, 1/2/18	227	235
Avis Budget Car Rental LLC 144A 5.500%, 4/1/23(4)	195	189
AWAS Aviation Capital Ltd. 144A 7.000%, 10/17/16(4)	133	139

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2013 (Unaudited)

($ reported in thousands)

	PAR VALUE		VALUE
Industrials (continued)
Bharti Airtel International Netherlands BV 144A 5.125%, 3/11/23(4)	$200		$183
Bombardier, Inc. 144A 6.125%, 1/15/23(4)	195		195
British Airways plc 144A 5.625%, 6/20/20(4)	77		77
Builders FirstSource, Inc. 144A 7.625%, 6/1/21(4)	130		126
Carpenter Technology Corp. 4.450%, 3/1/23	160		156
Continental Airlines Pass-Through-Trust 00-1, A-1 8.048%, 11/1/20	135		151
DP World Ltd. 144A 6.850%, 7/2/37(4)	100		103
Embraer SA 5.150%, 6/15/22	185		185
Harland Clarke Holdings Corp. 144A 9.750%, 8/1/18(4)	75		78
HD Supply, Inc. 144A 7.500%, 7/15/20(4)	140		142
Hellenic Railways 5.460%, 1/30/14	165	EUR	203
Kratos Defense & Security Solutions, Inc. 10.000%, 6/1/17	110		118
Northwest Airlines Pass-Through-Trust 02-1, G2 6.264%, 11/20/21	269		286
Severstal OAO (Steel Capital SA) RegS 6.250%, 7/26/16(5)(8)	250		261
Spirit Aerosystems, Inc. 6.750%, 12/15/20	170		178
TransDigm, Inc. 144A 7.500%, 7/15/21(4)	130		133
UAL Pass-Through-Trust
09-2 9.750%, 1/15/17	267		307
07-01A 6.636%, 7/2/22	207		221
11-1 A 7.125%, 10/22/23	341		386
United Rentals North America, Inc. 7.375%, 5/15/20	150		161

	PAR VALUE	VALUE
Industrials (continued)
Voto-Votorantim Ltd. 144A 6.750%, 4/5/21(4)	$225	$240

		5,634

Information Technology—1.2%
Ceridian Corp. 144A 11.000%, 3/15/21(4)	5	6
Dun & Bradstreet Corp. (The) 4.375%, 12/1/22	160	154
Equinix, Inc. 4.875%, 4/1/20	70	69
First Data Corp.
11.250%, 3/31/16	171	168
144A 11.750%, 8/15/21(4)	335	303
Freescale Semiconductor, Inc. 144A 5.000%, 5/15/21(4)	130	124
Igloo Holdings Corp. PIK Interest Capitalization, 144A 8.250%, 12/15/17(4)	35	36
NCR Corp. 4.625%, 2/15/21	160	154
QVC, Inc. 5.125%, 7/2/22	125	126
Sensata Technologies BV 144A 4.875%, 10/15/23(4)	200	194
Tech Data Corp. 3.750%, 9/21/17	15	15
VeriSign, Inc. 144A 4.625%, 5/1/23(4)	110	107

		1,456

Materials—3.3%
Alpek SA de CV 144A 4.500%, 11/20/22(4)	225	217
Calumet Specialty Products Partners LP 9.375%, 5/1/19	155	167
Cascades, Inc. 7.875%, 1/15/20	250	262
Cemex SAB de CV 144A 5.875%, 3/25/19(4)	200	195

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2013 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
Materials (continued)
Eldorado Gold Corp. 144A 6.125%, 12/15/20(4)	$55	$53
EuroChem Mineral & Chemical Co. OJSC (EuroChem GI Ltd.) 144A 5.125%, 12/12/17(4)(8)	200	197
FMG Resources Property Ltd. 144A 6.000%, 4/1/17(4)	90	88
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(4)	240	253
Hexion U.S. Finance Corp.
144A 8.875%, 2/1/18(4)	190	195
144A 6.625%, 4/15/20(4)	140	140
6.625%, 4/15/20	50	50
Huntsman International LLC 4.875%, 11/15/20	65	65
Ineos Finance plc 144A 8.375%, 2/15/19(4)	120	132
JMC Steel Group 144A 8.250%, 3/15/18(4)	165	162
Mexichem Sab de CV 4.875%, 9/19/22	200	201
NewMarket Corp. 4.100%, 12/15/22(4)	169	164
Nufarm Australia Ltd. 144A 6.375%, 10/15/19(4)	160	160
PTT Global Chemical plc 144A 4.250%, 9/19/22(4)	200	192
Reynolds Group Issuer, Inc. 8.250%, 2/15/21	190	189
Sappi Papier Holding GmbH 144A 6.625%, 4/15/21(4)	220	214
Sealed Air Corp. 144A 5.250%, 4/1/23(4)	35	34
Tronox Finance LLC 144A 6.375%, 8/15/20(4)	130	123
United States Steel Corp. 6.875%, 4/1/21	205	200
Vale Overseas Ltd. 4.375%, 1/11/22	200	190

	PAR VALUE		VALUE
Materials (continued)
Vedanta Resources plc 144A 9.500%, 7/18/18(4)	$140		$154

			3,997

Telecommunication Services—1.2%
America Movil SAB de CV Series 12 6.450%, 12/5/22	2,000	MXN	150
CenturyLink, Inc. Series T 5.800%, 3/15/22	150		149
Cincinnati Bell, Inc. 8.375%, 10/15/20	120		124
Crown Castle Towers LLC 144A 4.883%, 8/15/20(4)	165		177
Frontier Communications Corp. 7.125%, 1/15/23	160		160
Intelsat Luxembourg SA 144A 7.750%, 6/1/21(4)	100		101
Sprint Nextel Corp. 6.000%, 11/15/22	100		99
Telefonica Emisiones, S.A.U. 5.462%, 2/16/21	130		134
Wind Acquisition Finance S.A. 144A 11.750%, 7/15/17(4)	155		162
Windstream Corp. 7.750%, 10/15/20	260		270

			1,526

Utilities—0.8%
AmeriGas Partners LP (AmeriGas Finance Corp.)
6.250%, 8/20/19	160		162
7.000%, 5/20/22	125		128
Calpine Corp. 144A 7.500%, 2/15/21(4)	120		129
Centrais Eletricas Brasileiras SA RegS 5.750%, 10/27/21(5)	200		193
Electricite de France SA 144A 5.250%(3)(4)(6)(7)	200		191
NRG Energy, Inc. 144A 6.625%, 3/15/23(4)	130		131

			934
TOTAL CORPORATE BONDS (Identified Cost $39,422)			39,081

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2013 (Unaudited)

($ reported in thousands)

	PAR VALUE		VALUE

LOAN AGREEMENTS(3)—7.9%
Consumer Discretionary—1.7%
Advantage Sales & Marketing, Inc. Second Lien, 8.250%, 6/17/18	$107		$108
Affinity Gaming LLC (Herbst Gaming LLC). 5.500%, 11/9/17	114		116
ARC Automotive Group, Inc. (Casco Automotive Group, Inc.) 6.250%, 11/15/18	95		95
BJ’s Wholesale Club, Inc. Second Lien, 9.750%, 3/26/20	32		33
Caesars Entertainment Operating Co., Inc. (Harrah’s Operating Company, Inc.)
Tranche B-4, 9.500%, 10/31/16	58		58
Tranche B-6, 5.443%, 1/28/18	140		124
CBAC Borrower LLC 0.000%, 4/26/20(9)	42		43
Centaur Acquisition LLC First Lien, 5.250%, 2/20/19	34		34
Clear Channel Communications, Inc. Tranche B, 3.850%, 1/29/16	137		125
0.000%, 1/30/19(9)	40		36
Cumulus Media Holdings, Inc. Second Lien, 7.500%, 9/16/19	155		159
EB Sports Corp. 11.500%, 12/31/15	100		99
Fram Group Holdings, Inc. (Prestone Holdings, Inc.) Second Lien, 10.500%, 1/29/18	130		127
Gateway Casinos & Entertainment Ltd. Tranche B, 6.750%, 5/12/16	145	CAD	138

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Granite Broadcasting Corp. 0.000%, 5/23/18(9)	$168	$169
Landry’s, Inc. Tranche B, 4.750%, 4/24/18	216	217
Leslie’s Poolmart, Inc. 0.000%, 10/16/19(9)	100	100
Ozburn – Hessey Holding Co. LLC 6.750%, 5/23/19	10	10
Peppermill Casinos, Inc. Tranche B, 7.250%, 11/9/18	162	166
Tower Automotive Holdings U.S.A. LLC 5.750%, 4/23/20	80	81
Transtar Holding Co. Second Lien, 9.750%, 10/9/19	63	65
TWCC Holding Corp. 0.000%, 12/11/20(9)	66	67

		2,170

Consumer Staples—0.3%
AdvancePierre Foods, Inc.
First Lien, 5.750%, 7/10/17	18	18
Second Lien, 9.500%, 10/10/17	105	107
Hostess Brands Acquisition LLC 0.000%, 4/9/20(9)	114	116
Rite Aid Corp. 5.750%, 8/21/20	8	8
Supervalu, Inc. 5.000%, 3/21/19	75	75

		324

Energy—0.5%
Aluma Systems, Inc. (Brand Energy & Infrastructure) Tranche 1, 6.250%, 10/23/18	18	18

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2013 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
Energy (continued)
Brand Energy & Infrastructure Services, Inc. (FR Brand Acquisition Corp.)
Tranche B-1, First Lien, 6.250%, 10/23/18	$76	$77
Second Lien, 11.000%, 10/23/19	65	67
FTS International, Inc. (Frac Tech International LLC) 8.500%, 5/6/16	169	164
NGPL Pipeco LLC 6.750%, 9/15/17	95	95
Samson Investment Co. Second Lien, 6.000%, 9/25/18	118	118
SES International Holdings Ltd. (Saxon) 0.000%, 2/15/19(9)	133	133

		672

Financials—0.5%
Altisource Portfolio Solutions S.A.R.L Tranche B, 5.750%, 11/27/19	77	77
Capital Automotive LP 0.000%, 4/30/20(9)	15	15
iPayment, Inc . 5.750%, 5/8/17	94	93
iStar Financial, Inc. 4.500%, 10/15/17	145	145
Nuveen Investments, Inc. Tranche B, Second Lien 6.500%, 2/28/19	160	159
Walter Investment Management Corp. 0.000%, 11/28/17(9)	157	158

		647

Health Care—0.6%
American Renal Holdings, Inc. 4.250%, 2/20/20	135	135

	PAR VALUE	VALUE
Health Care (continued)
Ardent Medical Services, Inc.
0.000%, 7/2/18(9)	$54	$54
0.000%, 1/2/19(9)	45	46
INC Research, LLC 6.000%, 7/12/18	48	49
InVentiv Health, Inc. (Ventive Health, Inc.) 7.500%, 8/4/16	126	124
MMM Holdings, Inc. 9.750%, 12/12/17	53	53
MSO of Puerto Rico, Inc. 9.750%, 12/12/17	39	39
Pharmaceutical Research Associates, Inc. First Lien, 6.500%, 12/10/17	127	129
Rural/Metro Operating Co. LLC 0.000%, 6/30/18(9)	105	101
Surgery Center Holdings, Inc. First Lien 6.000%, 4/11/19	45	45

		775

Industrials—1.3%
Alliance Laundry Systems LLC Second Lien, 9.500%, 12/10/19	15	15
American Airlines, Inc. 0.000%, 6/21/19(9)	150	150
AWAS Finance Luxemborg S.A. 3.500%, 7/16/18	46	46
Ceridian Corp. Extended, 5.950%, 5/9/17	160	160
CHG Buyer Corp. 9.000%, 11/19/20	39	40
Commercial Barge Line Co. 7.500%, 9/22/19	135	133
Doncasters Group Ltd. (Doncasters US LLC) Tranche B, 5.500%, 4/9/20	126	126
DynCorp International, Inc. 6.250%, 7/7/16	93	93

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2013 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
Industrials (continued)
Harland Clarke Holdings Corp. (Clarke American Corp.) 5.450%, 6/30/17	$103	$99
Hawker Beechcraft Acquisition Company LLC 5.750%, 2/14/20	160	160
HD Supply, Inc. 4.500%, 10/12/17	173	173
Husky Injection Molding System (Yukon Acquisition, Inc.) 4.250%, 7/2/18	83	83
McJunkin Red Man Corp. 6.000%, 11/8/19	113	114
Navistar, Inc. Tranche B, 5.750%, 8/17/17	90	91
SESAC Holding Co. II LLC First Lien, 6.000%, 2/7/19	59	59

		1,542

Information Technology—2.0%
Alcatel-Lucent U.S.A., Inc.
6.250%, 8/1/16	13	13
7.250%, 1/30/19	126	128
Allflex Holdings III, Inc. 0.000%, 6/7/21(9)	89	89
Avaya, Inc. Tranche B-3, 4.780%, 10/26/17	250	220
Blue Coat Systems, Inc.
4.500%, 5/31/19	149	148
5.750%, 6/26/20	146	146
CCC Holdings, Inc. 4.000%, 12/20/19	67	66
Deltek, Inc.
First Lien, 5.000%, 10/10/18	129	129
0.000%, 10/10/19(9)	33	33
Second Lien, 10.000%, 10/10/19	18	18
First Data Corp. 4.193%, 3/24/17	208	203

	PAR VALUE	VALUE
Information Technology (continued)
IPC Systems, Inc. Tranche C, First Lien, 7.750%, 7/31/17	$169	$163
Ipreo Holdings LLC
Tranche B-2, 6.500%, 8/7/17	125	127
Tranche B-3, 6.500%, 8/7/17	34	35
Kronos, Inc.
First Lien, 4.500%, 10/30/19	31	31
Second Lien, 9.750%, 4/30/20	100	104
Novell, Inc. (Attachmate Corp.) First Lien, 7.500%, 11/22/17	116	116
Oberthur Technologies Finance SAS Tranche B-3, 6.250%, 11/30/18	153	153
RP Crown Parent LLC First Lien 6.750%, 12/21/18	102	103
SCS Holdings I, Inc. (Sirius Computer Solutions, Inc.) 7.000%, 12/7/18	60	60
Sorenson Communications, Inc. 5.500%, 10/31/14	105	105
Spansion LLC 5.250%, 12/13/18	51	51
SRA International, Inc. 6.500%, 7/20/18	129	128
Wall Street Systems Holdings, Inc.
First Lien, 5.750%, 10/25/19	65	65
Second Lien, 9.250%, 10/25/20	68	69

		2,503

Materials—0.6%
Ameriforge Group, Inc.
First Lien, 5.000%, 12/19/19	30	30
Second Lien, 8.750%, 12/21/20	20	20
AZ Chem US, Inc. 5.750%, 12/22/17	123	124

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2013 (Unaudited)

($ reported in thousands)

	PAR VALUE		VALUE
Materials (continued)
Fortescue Metals Group Ltd. 5.250%, 10/18/17	$61		$60
Houghton International, Inc. Holding Corp.
First Lien, 4.000%, 12/20/19	139		139
Second Lien, 9.500%, 12/21/20	95		98
Noranda Aluminum Acquisition Corp. Tranche B, 5.750%, 2/28/19	173		170
Tronox Pigments B.V. 4.500%, 3/19/20	35		35

			676

Telecommunication Services—0.2%
Hawaiian Telcom Communications, Inc. 5.000%, 6/6/19	99		99
Integra Telecom Holdings, Inc. Tranche B, 5.250%, 2/22/19	90		90
Securus Technologies Holdings, Inc. (Securus Technologies, Inc.) Second Lien 9.000%, 4/30/21	70		70

			259

Utilities—0.1%
Texas Compeptitive Electric Holdings Co. LLC 2017 Extended, 4.734%, 10/10/17	125		88
TOTAL LOAN AGREEMENTS (Identified Cost $9,603)			9,656
	SHARES		VALUE
PREFERRED STOCK—1.0%
Financials—1.0%
Bank of America Corp. Series U 5.200%(3)	95		90
Citigroup Capital XVII Series E 6.350%	7,460		187
Series D 5.350%(3)	175	(12)	165

	SHARES		VALUE
Financials (continued)
Fifth Third Bancorp 5.100%(3)	40	(12)	$38
General Electric Capital Corp. Series B 6.25%(3)	100	(12)	105
Series C 5.250%(3)	100	(12)	96
JPMorgan Chase & Co. Series Q 5.150%(3)	200	(12)	192
PNC Financial Services Group, Inc. (The) Series R 4.850%(3)	140	(12)	130
U.S. Bancorp Series G 6.00%(2)(3)	4,400		121
Wells Fargo & Co. Series K,7.98%(3)	140	(12)	158
TOTAL PREFERRED STOCK (Identified Cost $1,305)			1,282

COMMON STOCKS—86.3%
Consumer Discretionary—2.1%
Eutelsat Communications SA	41,316		1,173
SES SA	49,144		1,407

			2,580

Energy—20.1%
Enbridge, Inc.	163,496		6,878
Kinder Morgan, Inc.	114,216		4,358
Spectra Energy Corp.	113,590		3,914
TransCanada Corp.	103,508		4,462
Williams Cos., Inc. (The)	155,264		5,042

			24,654

Financials—1.9%
American Tower Corp.	31,440		2,300

Industrials—13.8%
Abertis Infraestructuras S.A.	101,007		1,762
Atlantia SpA	116,954		1,908
Auckland International Airport Ltd.	502,010		1,155
Ferrovial SA	86,999		1,391
Flughafen Zuerich AG	2,859		1,436
Fraport AG Frankfurt Airport Services Worldwide	24,339		1,473
Koninklijke Vopak N.V.	41,758		2,464
Sydney Airport	412,590		1,275

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2013 (Unaudited)

($ reported in thousands)

	SHARES	VALUE
Industrials (continued)
Transurban Group	490,006	$3,029
Vinci SA	20,907	1,049

		16,942

Telecommunication Services—20.6%
AT&T, Inc.	143,190	5,069
BCE, Inc.	22,587	927
BT Group plc	310,937	1,462
Crown Castle International Corp.(2)	43,555	3,153
Nippon Telegraph & Telephone Corp. ADR	39,205	1,020
Singapore Telecommunications Ltd.	644,000	1,916
TDC A/S	182,260	1,477
TELUS Corp.	63,072	1,841
Verizon Communications, Inc.	53,933	2,715
Vodafone Group plc Sponsored ADR	170,995	4,914
Windstream Corp.	111,147	857

		25,351

Utilities—27.8%
Allette, Inc.	23,540	1,173
APA Group	190,600	1,044
CenterPoint Energy, Inc.	58,870	1,383
Centrica plc	252,545	1,383
CMS Energy Corp.	55,180	1,499
Dominion Resources, Inc.	30,923	1,757
DTE Energy Co.	16,105	1,079
Keyera Corp.	21,750	1,170
National Grid plc	282,534	3,206
NextEra Energy, Inc.	29,980	2,443
NiSource, Inc.	50,935	1,459
Northeast Utilities	25,460	1,070
Northwest Natural Gas Co.	18,940	804
ONEOK, Inc.	24,380	1,007
Pinnacle West Capital Corp.	23,340	1,295
Public Service Enterprise Group, Inc.	40,220	1,314
Questar Corp.	41,310	985
Sempra Energy	28,435	2,325
SevernTrent plc	45,112	1,142
SP AusNet	925,980	995
Terna Rete Elettrica Nazionale SpA	239,235	994

	SHARES	VALUE
Utilities (continued)
United Utilities Group plc	90,838	$945
UNS Energy Corp.	23,300	1,042
Wisconsin Energy Corp.	38,838	1,592
XCEL Energy, Inc.	37,265	1,056

		34,162
TOTAL COMMON STOCKS (Identified Cost $94,444)		105,989
TOTAL LONG TERM INVESTMENTS—138.6%
(Identified cost $159,134)		170,133	(10)
SHORT-TERM INVESTMENTS—2.4%
Money Market Mutual Funds—2.4%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.012%)	2,975,047	2,975
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $2,975)		2,975
TOTAL INVESTMENTS—141.0% (Identified Cost $162,109)		173,108	(1)
Other assets and liabilities, net—(41.0)%		(50,364)

NET ASSETS—100.0%		$122,744

Abbreviations:

ADR	American Depositary Receipt
PIK	Payment-in-Kind Security

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2013 (Unaudited)

($ reported in thousands)

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at June 30, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at June 30, 2013.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, these securities amounted to a value of $25,023 or 20.4% of net assets.
(5)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(6)	Interest payments may be deferred.
(7)	No contractual maturity date
(8)	This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(9)	This loan will settle after June 30, 2013, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(10)	A portion of the Fund’s assets have been segregated for delayed delivery settlements.
(11)	Principal is adjusted according to local inflation index.
(12)	Value shown as par value.

FOREIGN CURRENCIES (reported in thousands):

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	European Currency Unit
IDR	Indonesian Rupiah
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippines Peso
RUB	Russian Ruble
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2013 (Unaudited)

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s net assets as of June 30, 2013 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at June 30, 2013	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs
Investment in Securities:
Debt Securities:
Asset-Backed Securities	$2,196	$—	$2,196
Corporate Bonds and Notes	39,081	—	39,081
Foreign Government Securities	6,000	—	6,000
Loan Agreements	9,656	—	9,656
Mortgage-Backed Securities	5,929	—	5,929
Equity Securities:
Preferred Stock	1,282	121	1,161
Common Stocks	105,989	105,989	—
Short-Term Investments	2,975	2,975	—

Total Investments	$173,108	$109,085	$64,023

There are no Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2013 (Unaudited)

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value (Identified cost $162,109)	$173,108
Cash	24
Receivables
Investment securities sold	920
Dividends and interest	1,583
Tax reclaims	70
Prepaid expenses	13
Prepaid trustee retainer	9

Total assets	175,727

Liabilities
Payables
Borrowings (Note 8)	50,500
Investment securities purchased	2,286
Investment advisory fees	122
Administration fees	14
Interest on line of credit	14
Professional fees	11
Transfer agent fees and expenses	2
Other accrued expenses	34

Total liabilities	52,983

Net Assets	$122,744

Net Assets Consist of:
Common stock ($0.001 par value unlimited shares authorized)	$27
Capital paid in on shares of beneficial interest	241,218
Accumulated undistributed net investment income (loss)	1,625
Accumulated undistributed net realized gain (loss)	(131,112)
Net unrealized appreciation (depreciation)	10,986

Net Assets	$122,744

NET ASSET VALUE PER SHARE (Net assets/shares outstanding) Shares outstanding 27,466,109	$4.47

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2013 (Unaudited)

(Reported in thousands)

Investment Income
Dividends	$2,450
Interest	1,984
Foreign taxes withheld	(163)

Total investment income	4,271

Expenses
Investment advisory fees	735
Administration and accounting fees	115
Interest expense	248
Trustees’ fees and expenses	36
Professional fees	36
Printing fees and expenses	34
Custodian fees	12
Transfer agent fees and expenses	7
Miscellaneous	43

Total expenses	1,266

Net investment income	3,005

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	1,435
Net realized gain (loss) on foreign currency transactions	(18)
Net change in unrealized appreciation (depreciation) on investments	(596)
Net change in unrealized appreciation (depreciation) on foreign currency translations	(16)

Net realized and unrealized gain (loss) on investments	805

Net increase (decrease) in net assets resulting from operations	$3,810

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF CHANGES IN NET ASSETS

(Reported in thousands)

	For the Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$3,005	$5,211
Net realized gain (loss)	1,417	1,795
Net change in unrealized appreciation (depreciation)	(612)	9,447

Increase (decrease) in net assets resulting from operations	3,810	16,453

From Distributions to Shareholders
Net investment income	(2,747)	(6,262)

Decrease in net assets from distributions to shareholders	(2,747)	(6,262)

Net increase (decrease) in net assets	1,063	10,191

Net Assets
Beginning of period	121,681	111,490

End of period	$122,744	$121,681

Accumulated undistributed net investment income (loss) at end of period	$1,625	$1,367

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF CASH FLOWS

FOR SIX MONTHS ENDED JUNE 30, 2013 (Unaudited)

(Reported in thousands)

Cash Flows Provided by Operating Activities:
Increase (decrease) in net assets resulting from operations	$3,810

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided/(used) by operating activities:
Proceeds from sales and paydowns of long-term investments	35,149
Increase in securities sold receivable	(732)
Purchase of long-term investments	(43,406)
Increase in investment securities purchased payables	1,412
Net purchase of short-term securities	(234)
Net change in unrealized (appreciation)/depreciation	612
Net realized gain (loss) from sales of long-term investments	(1,442)
Net amortization of premium/(discount)	6
Increase in tax reclaims receivable	(21)
Increase in dividends and interest receivable	(368)
Increase in prepaid expenses	(5)
Decrease in line of credit interest payable	(5)
Increase in investment advisory fees payable	4
Increase in other affiliates payable	2
Decrease in Trustees’ fees payable	(11)
Decrease in other accrued expenses payable	(32)

Cash provided/(used) by operating activities	(5,261)

Cash provided/(used) for financing activities:
Cash receipts from borrowings	8,000
Cash dividends paid to shareholders	(2,747)

Cash provided/(used) for financing activities	5,253

Cash impact from foreign exchange fluctuations	(16)

Net decrease in cash	(24)

Cash:
Cash and foreign currency at beginning of period	48

Cash and foreign currency at end of period	$24

Supplemental cash flow information:
Cash paid for interest	$242

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

(SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31(1)
			2012	2011
PER SHARE OPERATING DATA:
Net asset value, beginning of period	$4.43		$4.06	$3.96

Income from investment operations:
Net investment income/(loss)	0.11	(2)	0.19 (2)	0.18 (2)
Net realized and unrealized gain/(loss)	0.03		0.41	0.07

Total from investment operations	0.14		0.60	0.25

Dividends and/or Distributions to Shareholders:
Dividends from net investment income	(0.10)		(0.23)	(0.15)
Dividends from net realized gain on investments	—		—	—
Distributions from return of capital	—		—	—

Total Dividends and Distributions to Shareholders	(0.10)		(0.23)	(0.15)

Net Asset Value, End of Period	$4.47		$4.43	$4.06

Market Price, End of Period(8)	$3.87		$3.87	$3.50

Total Return, Net Asset Value(4)	3.40	%(9)	16.05%	6.73%
Total Return, Market Value(5)	2.47	%(9)	17.60%	5.61%
Net Assets, End of Period (000’s)	$122,744		$121,681	$111,490

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses to Average Net Assets(6)	2.01	%(10)	1.99%	1.38%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.78	%(10)	4.51%	4.42%
Portfolio Turnover Rate	21	%(9)	43%	138%

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$50,500		$42,500	N/A
Asset Coverage for Loan Outstanding, End of Period	343%		386%	N/A

(1)	Prior to December 10, 2011, the Fund was known as the DCA Total Return Fund. Prior to March 16, 2009, the DCA Total Return Fund was known as the Dividend Capital Realty Income Allocation Fund.
(2)	Calculated based on average shares outstanding.
(3)	Less than $0.005 per share.
(4)	NAV return is calculated using the opening Net Asset Value of the Fund’s common stock on the first business day and the closing Net Asset Value of the Fund’s common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS (Continued)

(SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Year Ended December 31(1)
	2010	2009	2008
PER SHARE OPERATING DATA:
Net asset value, beginning of period	$2.77	$2.38	$8.44

Income from investment operations:
Net investment income/(loss)	0.23 (2)	0.12	0.71
Net realized and unrealized gain/(loss)	1.15	0.46	(5.81)

Total from investment operations	1.38	0.58	(5.10)

Dividends and/or Distributions to Shareholders:
Dividends from net investment income	(0.19)	(0.19)	(0.84)
Dividends from net realized gain on investments	—	—	—
Distributions from return of capital	—	— (3)	(0.12)

Total Dividends and Distributions to Shareholders	(0.19)	(0.19)	(0.96)

Net Asset Value, End of Period	$3.96	$2.77	$2.38

Market Price, End of Period(8)	$3.45	$2.39	$2.00

Total Return, Net Asset Value(4)	51.90%	29.07%	(65.39)%
Total Return, Market Value(5)	53.38%	32.67%	(69.55)%
Net Assets, End of Period (000’s)	$108,871	$39,182	$33,720

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses to Average Net Assets(6)	1.90%	2.42%	3.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets	6.51%	5.32%	12.31%
Portfolio Turnover Rate	67%	90%	23%

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	N/A	N/A	$7,054 (7)
Asset Coverage for Loan Outstanding, End of Period	N/A	N/A	591%

(5)	Total investment return is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(6)	Ratio of operating expenses, excluding interest expense on the line of credit, was 1.62% for the six months ended June 30, 2013, 1.61% for the year ended December 31, 2012, 2.41% for the year ended December 31, 2009 and 1.97% for the year ended December 31, 2008.
(7)	Bank Borrowings resulted from a secured line of credit which was fully paid off as of February 27, 2009.
(8)	Closing Price - New York Stock Exchange.
(9)	Not annualized.
(10)	Annualized.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2013 (Unaudited)

Note 1. Organization

The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is total return, consisting of capital appreciation and current income.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include, nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board” or the “Trustees”). All internally fair valued securities are approved by a valuation committee (“Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of the treasurer, assistant treasurer and two other appropriate investment professionals of the Virtus Product Management team who previously have been identified to the Board. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model. Fair valuations are ratified by the Board at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2013 (Unaudited)

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally, 4 p.m. Eastern time the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these non-U.S. markets.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured Debt Instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (“OTC”) derivative contracts, which include forward currency contracts and equity linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing NAV determined as of the close of regular trading on the NYSE each business day and are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s major categories of assets and liabilities, which primarily include investments of the Fund, by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

C.	Federal Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to

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JUNE 30, 2013 (Unaudited)

distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of June 30, 2013, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2009 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

G.	When-issued Purchases and Forward Commitments (Delayed-Delivery)

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable the Fund to lock in what is believed to be an

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attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

H.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due. As of the date of this report, the Fund held only assignment loans.

I.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

Note 3. Investment Advisory Fees and Related Party Transactions

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers. As compensation for its services to the Fund, the Adviser will receive a monthly fee at an annual rate of 0.85% of the Fund’s average daily managed assets which is defined as the average daily value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, constituting financial leverage).

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B.	Subadvisers

The subadvisers manage the investments of the Fund, for which they are paid a fee by the Adviser. DPIM, an indirect wholly-owned subsidiary of Virtus, is the subadviser for the Equity portfolio of the Fund, and Newfleet, an indirect wholly-owned subsidiary of Virtus, is the subadviser for the Fixed Income portfolio of the Fund.

C.	Administrator

($ reported in thousands)

Effective January 1, 2013, VP Distributors LLC, the Fund’s former Administrator assigned its rights and obligations under the Administration Agreement to Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus.

For the period ended June 30, 2013, the Fund incurred administration fees totaling $89 which are included in the Statement of Operations. A portion is paid to outside entities that also provide services to the Fund.

D.	Trustees

During the period, each Trustee who is not an interested person of the Fund or the Adviser was paid a $20,000 annual retainer plus a $5,000 fee per Trustee for each meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. The Audit Committee chairperson also receives an additional $5,000 retainer, the Nominating Committee chairperson receives an additional $2,000 retainer, and the Chairman of the Board receives an additional $20,000 in annual retainer. These fees are shared with another closed-end fund based on managed assets. Any Trustee who is an interested person of the Fund or the Adviser, receives no remuneration from the Fund.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short term investments) during the period ended June 30, 2013, were as follows:

Purchases	$43,043
Sales	35,347

There were no purchases and sales of long term U.S. Government and agency securities for the period ended June 30, 2013:

Note 5. Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Trustee has also entered into an indemnification agreement with the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to such arrangements and expects the risk of loss to be remote.

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Note 6. Capital Transactions

At June 30, 2013, the Fund had one class of common stock, par value $0.001 per share, of which unlimited shares are authorized and 27,466,109 shares are outstanding. Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended June 30, 2013 and December 31, 2012, there were no shares issued pursuant to the Plan.

On July 1, 2013, the Fund announced a distribution of $0.05 to shareholders of record on July 11, 2013. This distribution has an ex-dividend date of July 9, 2013, and is payable on July 18, 2013.

Note 7. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield securities may be complex, and as a result, it may be more difficult for the Adviser and/or Subadviser to accurately predict risk.

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 8. Borrowings

($ reported in thousands)

The Fund has entered into a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $55,000 which may be increased to $75,000 under certain circumstances (“Commitment Amount”). Borrowings under the Agreement are collateralized by investments of the Fund. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 50% of the Commitment Amount is outstanding as a loan to the Fund. Total commitment fees paid and accrued for the period ended June 30, 2013, were $1 and are included in interest expense and fees on the Statement of Operations. The Agreement has a term of 364 days and is renewable by the Fund with the Bank’s consent. The Agreement can also be converted into a 364 day fixed term facility, one time at the Fund’s option. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. From January 1, 2013 – June 30, 2013, the average daily borrowings under the Agreement and the weighted daily average interest

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JUNE 30, 2013 (Unaudited)

rate were $47,754 and 1.032%, respectively. At June 30, 2013, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$50,500	0.996%

Note 9. Certain Provisions of the Declaration of Trust

The Fund’s Amended and Restated Declaration of Trust (“Declaration”) contains restrictions on the acquisitions and dispositions of its shares. The restrictions on acquisitions and dispositions of the Fund’s shares are intended to preserve the benefit of the Fund’s capital loss carryforwards and certain other tax attributes for tax purposes.

The restrictions are designed to prevent an “ownership change”, as such term is defined in the Internal Revenue Code of 1986, as amended (the “Code”). Section 382 of the Code imposes significant limitations on the ability of an entity classified as a corporation to use its capital loss carryforwards to offset income in circumstances where such entity has experienced an “ownership change” and may also limit such an entity’s ability to use any built-in losses recognized within five years of any “ownership change.”

The restrictions in the Declaration generally prohibit any attempt to purchase or acquire in any manner whatsoever the Fund’s shares or any option, warrant or other right to purchase or acquire shares, or any convertible securities (the “Shares”), if as a result of such purchase or acquisition of such Shares, any person or group becomes a greater than 4.99% shareholder (as defined in the Code), which generally includes a person or group that beneficially owns 4.99% or more of the market value of the total outstanding shares, or the percentage of the Fund’s shares owned by a 4.99% shareholder (as defined in the Code) would be increased. As a result of these restrictions, certain transfers of shares by existing 4.99% shareholders are prohibited. Any attempted transfer in violation of the foregoing restrictions will be void ab initio unless the transferor or transferee obtains the written approval of the Board, which it may grant or deny in its sole and absolute discretion. The purported transferee will not be entitled to any rights of shareholders of the Fund with respect to the shares that are the subject of the prohibited transfer, including the right to vote such shares and to receive dividends or distributions, whether liquidating or otherwise, in respect of such shares.

If the Board determines that a transfer would be prohibited, then, upon the Fund’s written demand, the purported transferee will transfer the shares that are the subject of the prohibited transfer, or cause such shares to be transferred, to the Fund, which shall be deemed an agent for the limited purpose of consummating a sale of the share to a person who is not a 4.99% shareholder. The proceeds of the sale of any such shares will be applied first to the Fund acting in its role as the agent for the sale of the prohibited shares, second, to the extent of any remaining proceeds, to reimburse the intended transferee for any payments made to the transferor by such intended transferee for such shares, and the remainder, if any, to the original transferor.

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JUNE 30, 2013 (Unaudited)

Note 10. Federal Income Tax Information

($ reported in thousands)

At June 30, 2013, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$162,105	$14,132	$(3,129)	$11,003

The Fund has capital loss carryovers which, may be used to offset future capital gains, as follows:

Expiration Year
2016	2017	2018	No Expiration	Total
$60,723	$57,803	$12,736	$1,266	$132,528

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Note 11. Regulatory Exams

Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by Virtus and its subsidiaries (collectively “the Company”) with securities and other laws and regulations affecting their registered products. There are currently no such matters which the Company believes will be material to these financial statements.

Note 12. Recent Accounting Pronouncement

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued guidance that creates a two-tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure noncontrolling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Note 13. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

CERTIFICATION

In accordance with the requirements of the Sarbanes-Oxley Act, the Fund’s CEO (the President of the Fund) and CFO (the Treasurer of the Fund) have filed the required “Section 302” certifications with the SEC on Form N-CSR.

In accordance with Section 303A of the NYSE listed company manual, the CEO certification has been filed with the NYSE.

KEY INFORMATION

Virtus Total Return Fund Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.

REINVESTMENT PLAN

Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES

(Unaudited)

The Board of Trustees (the “Board”) of Virtus Total Return Fund (the “Fund”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Investment Advisers, Inc. (“VIA”) and of the subadvisory agreements with each of Duff & Phelps Investment Management Co. (“Duff & Phelps”) and Newfleet Asset Management, LLC (“Newfleet”) (the “Subadvisory Agreements”) (together with the Advisory Agreement, the “Agreements”). At an in-person meeting held on March 1, 2013, the Board, including a majority of the Trustees who are not interested persons of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (the “Independent Trustees”), considered and approved the continuation of each Agreement due for renewal, as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and Duff & Phelps and Newfleet (the “Subadvisers”) which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of the Fund and its shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisers with respect to the Fund. The Board noted the affiliation of the Subadvisers with VIA and potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Agreements with respect to the Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Fund by VIA and the Subadvisers; (2) the performance of the Fund as compared to an appropriate peer group and an appropriate index; (3) the level and method of computing the Fund’s advisory and subadvisory fees, and comparisons of the Fund’s advisory fee rates with those of a group of funds with similar investment objectives; (4) the profitability of VIA under the Advisory Agreement; (5) any “fall-out” benefits to VIA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VIA, the Subadvisers or their affiliates from VIA’s or the Subadvisers’ relationship with the Fund); (6) the anticipated effect of growth in size on the Fund’s performance and expenses; (7) fees paid to VIA and the Subadvisers by comparable accounts, as applicable; (8) possible conflicts of interest; and (9) the terms of the Agreements.

Nature, Extent and Quality of Services

The Trustees received in advance of the meeting information in the form of questionnaires completed by VIA and the Subadvisers, each concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VIA’s senior management personnel, during which among other items, VIA’s investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

(Unaudited)

Fund’s subadvisers, including (a) VIA’s ability to select and monitor the subadvisers; (b) VIA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Fund’s investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadvisers should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Fund; (e) VIA’s supervision of the Fund’s other service providers; and (f) VIA’s risk management processes. It was noted that an affiliate of VIA serves as administrator to the Fund. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the services provided by the Subadvisers, the Board considered information provided to the Board by the Subadvisers, including the Subadvisers’ Form ADV, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that the Subadvisers provided portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and the Subadvisers’ management of the Fund is subject to the oversight of the Board and must be carried out in accordance with the investment objectives, policies and restrictions set forth in the Fund’s prospectus and statement of additional information. In considering the renewal of each Subadvisory Agreement, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (c) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including the fact that neither was currently involved in any regulatory actions, investigations or material litigation.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the Fund.

Investment Performance

The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Lipper Report”) for the Fund prepared by Lipper Inc. (“Lipper”), an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Lipper Report presented the Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Lipper. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

(Unaudited)

composition, as well as each Subadviser’s investment strategies. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisers. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.

The Board considered, among other performance data, that the Fund outperformed the median of its Performance Universe for the 3- year period and underperformed for the 1- and 5- year periods ended December 31, 2012, and that the Fund outperformed its benchmark for the 1- and 3-year periods and underperformed its benchmark for the 5- year period.. However, the Board focused primarily on performance data for periods since December 10, 2011, as that is the date VIA and the Subadvisers commenced advising the Fund.

After reviewing these and related factors, the Board concluded that the Fund’s overall performance was satisfactory.

Management Fees and Total Expenses

The Board considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons of the Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”). In comparing the Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also noted that the subadvisory fee was paid by VIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the size of the Fund and the impact on expenses.

In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Group.

The Board noted that the Fund’s net management and net total expenses were equal to the median of the Expense Group.

Based on the level and type of services provided, the Board determined that the Fund’s fees and expenses were reasonable. The Board concluded that the advisory and subadvisory fees for the Fund were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Profitability

The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability of VIA for its management of the Fund, as well as its profits and those of its affiliates for managing and providing other services to the Fund, such as administrative services provided to the Fund by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including the Subadvisers, the Board considered other benefits derived by VIA or its affiliates from their relationship with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from the Fund was reasonable in light of the quality of the services rendered to the Fund by VIA and its affiliates.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

(Unaudited)

In considering the profitability to the Subadvisers in connection with their relationship to the Fund, the Board noted that the fees under the Subadvisory Agreement are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the affiliated Subadvisers, the Board noted that, because each Subadviser is an affiliate of VIA, such profitability might be directly or indirectly shared by VIA, and therefore the board considered the profitability of VIA and the Subadvisers together. For each of the above reasons, the Board concluded that the profitability to each Subadviser and its affiliates from their relationship with the Fund was not a material factor in approval of the Subadvisory Agreement.

Economies of Scale

The Board received and discussed information concerning whether VIA realizes economies of scale as the Fund’s assets grow. The Board noted that due to the closed-end structure of the Fund, assets under management were unlikely to be able to grow through sales of the Fund’s shares. The Board also took into account management’s discussion of the Fund’s management fee and subadvisory fee structure. The Board also took into account the current size of the Fund. The Board concluded that no changes to the advisory fee structure of the Fund were necessary at this time. The Board noted that VIA and the Fund may realize certain economies of scale if the assets of the Fund was to increase, particularly in relationship to certain fixed costs, and that shareholders of the Fund would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadvisers’ profitability, and based upon the current size of the Fund managed by the Subadvisers, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Fund was not a material factor in the approval of the Subadvisory Agreement at this time.

Other Factors

The Board considered other benefits that may be realized by VIA and the Subadvisers and their respective affiliates from their relationships with the Fund. The Board noted that an affiliate of VIA also provides administrative services to the Fund. The Board noted management’s discussion of the fact that, while the Subadvisers are affiliates of VIA, there are no other direct benefits to the Subadvisers or VIA in providing investment advisory services to the Fund, other than the fee to be earned under the Subadvisory Agreement. There may be certain indirect benefits gained, including to the extent that serving the Fund could provide the opportunity to provide advisory services to additional portfolios of the Fund or certain reputational benefits.

Conclusion

Based on all of the foregoing considerations, the Board, comprised wholly of Independent Trustees, determined that approval of each Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements with respect to the Fund.

Report on Annual Meeting of Shareholders

(Unaudited)

The Annual Meeting of Shareholders of Virtus Total Return Fund was held on May 13, 2013. The meeting was held for purposes of electing one (1) nominee to the Board of Trustees.

The results were as follows:

Election of Trustees	Votes For	Votes Withheld
Thomas F. Mann	24,653,987	572,686

Based on the foregoing, Thomas F. Mann was re-elected as Trustee. The Fund’s other Trustees who continue in office are George R, Aylward, Phillip R. McLoughlin, James M. Oates, and William R. Moyer.

VIRTUS TOTAL RETURN FUND

101 Munson Street

Greenfield, MA 01301-9668

Board of Trustees

Philip R. McLoughlin, Chairman

George R. Aylward

Thomas F. Mann

William R. Moyer

James M. Oates

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Nancy J. Engberg, Vice President and Chief Compliance Officer

William Renahan, Vice President, Chief Legal Officer and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Transfer Agent

Computershare Trust Company NA

P.O. Box 43078

Providence, RI 02940-3078

How to Contact Us

Shareholder Services 1-866-270-7788

Web site www.virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

or closedendfunds@virtus.com

or visit Virtus.com.

8524	08-13

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Total Return Fund

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	09/06/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	09/06/13

By (Signature and Title)*	/s/ W. Patrick Bradley

W. Patrick Bradley, Senior Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)

Date	09/06/13

* Print the name and title of each signing officer under his or her signature.